                                                                    EXHIBIT 99.1

CONTACT:  Corporate Communications
          404-715-2554

                  DELTA AIR LINES OUTLINES TRANSFORMATION PLAN

 "SIMPLIFIED, MORE EFFICIENT" AIRLINE DESIGNED TO IMPROVE THE CUSTOMER TRAVELING
                 EXPERIENCE WHILE DELIVERING SIGNIFICANT SAVINGS
      PROFIT SHARING PLANNED IN THE FACE OF ADDITIONAL JOB LOSSES, PAY CUTS
                             AND BENEFIT REDUCTIONS

         ATLANTA, Sept. 8, 2004 - Delta Air Lines' (NYSE: DAL) top executive today outlined key elements of the company's transformation plan intended to launch "the right airline for the new era" by improving its customers' traveling experience while simultaneously targeting more than $5 billion in annual cash savings by 2006. The company is on track to deliver by the end of this year through its previously announced Profit Improvement Initiatives (PII) approximately $2.3 billion of the total savings target.
         CEO Gerald Grinstein, in remarks to employees, described the top-to-bottom overhaul as a "comprehensive, 360-degree plan that reinvents Delta."
         The plan calls for over 51 percent of the company's network to be restructured by January 31, 2005, resulting in "the largest single-day schedule transformation in Delta's history," along with improvements to its product and services, network and fleet, and operational efficiencies and productivity immediately and over the next 36 months, Grinstein said.
         In announcing that a simpler, more efficient airline would mean fewer jobs and reductions in pay and benefits throughout the company, the CEO also reaffirmed his commitment to providing meaningful opportunities for employees to share in the company's future success.
         Key initiatives include:
         - Updating and upgrading customer products and services, including cabins and online functionality, and maintaining two-class service in mainline operations;
         - Redesigning Atlanta's hub operation to add more flights for greater customer choice and reliability while simultaneously reducing congestion;
         - Dehubbing Delta's Dallas/Ft. Worth operation and re-deploying those assets to grow hub operations in Atlanta, Cincinnati and Salt Lake City;
         - Adding 31 new nonstop flights to 19 additional destinations from key focus cities;
         -        Growing Song, initially by 12 aircraft;
         - Reducing fleet complexity by retiring at least four fleet types in four years and increasing overall fleet utilization and efficiency;
         - Eliminating 6,000-7,000 jobs over the next 18 months, lowering management overhead costs by 15 percent, and reducing pay and benefits; and
         - Creating an Employee Reward Program to include equity, profit sharing and performance-based incentive payouts.


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PAGE 2


         The company has stated that as a result of the rapid deterioration of its financial condition due to low yields, high fuel prices, its uncompetitive labor costs, and its high debt burden, coupled with a possible operational disruption from anticipated pilot early retirements, bankruptcy is a real possibility. "We're working hard and fast to avoid it," Grinstein said, "but if the pilot early retirement issue is not resolved before the end of the month, or if all of the pieces don't come together in the near term, we will have to restructure through the courts."
         Grinstein said four strategic cornerstones guided his new leadership team's intensive strategic assessment process that produced the transformation plan. Referred to as Delta's "ACES," these key principles are to Achieve viability, Create a customer-focused culture, Excel in operational performance and Sustain profitable growth.
         "The permanently changed aviation marketplace and Delta's unsustainable financial losses confirm that our survival requires a viable cost structure. At the same time, increasing competition dictates that Delta's success depends on customer satisfaction, which in turn requires both operational excellence and motivated employees," Grinstein said of the company's four-pronged approach.

ACHIEVE VIABILITY
         As the result of its PII launched in 2002, the company is "on track" to deliver a total of $2.3 billion in annual cash savings by the end of this year, as compared to 2002. Together, the key initiatives announced today, the requested $1 billion in pilot savings, a significant expansion of PII and contributions from other stakeholders, such as lessors, lenders and vendors are intended to deliver the additional savings needed to reach the 2006 goal of more than $5 billion in annual cash savings.
         Delta's expanded PII will include reductions in organizational overhead as well as employee-related costs, product and network changes, increased technology and improved operational efficiencies.

CREATE A CUSTOMER-FOCUSED CULTURE
         To create a customer-focused culture, Grinstein said Delta is "recommitting to its heritage" by listening to its customers and delivering what they want: simplicity, comfort and style, flexibility and reliability, and a great experience, all at a great value.
         "Our recently announced SimpliFares(TM) in Cincinnati illustrate what we mean by simplicity," Grinstein explained. "We're making our SkyMiles loyalty program easier to understand and awards simpler to redeem, especially through delta.com, and continuing to find new ways to provide passenger-friendly, self-service technologies. We are going to take the fine print out of the way we do business to make it easier for customers to do business with us," he declared.
         As part of these technology improvements, Delta will increase by 15 the number of cities with kiosk check-in capabilities, and expand its services offered through the delta.com website. The company plans to introduce capabilities to allow customers to find lower fares and obtain refunds and reissues online. Delta's goal is to migrate 50 percent of its customer transactions to delta.com.
         In addition to maintaining two classes of service, upgraded and updated cabins, with features such as leather seats with more comfort and better lighting, will be phased in over the next 18 months to offer more inviting interiors. The first MD-88 with the new interiors will begin flying by the middle of this month.
         "Importantly, we've built in cost savings to help pay for these improvements," he noted.


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PAGE 3


         Greater flexibility for the customer will be accomplished by offering more flights and better schedules. "To get our customers where they want to go, when they want to go, we will aggressively compete in our key hubs and cities and invest and grow where there is the greatest demand," Grinstein said.
         "It's all about customizing our network and fleet to meet the customers' different needs," he added. The Delta Solution provides customers the benefits of strengthened hubs and focus cities and increased point-to-point flying, in part, by:
         - Redesigning Delta's primary hub at Atlanta's Hartsfield-Jackson International Airport to add more flights than any airline has ever flown from any one city, while at the same time reducing congestion;
         - Growing Cincinnati and Salt Lake by re-deploying aircraft currently used at Dallas/Ft. Worth; and
         - Adding 31 new nonstop flights to 19 additional destinations from its focus cities of Boston; New York-JFK; Columbus, Ohio; and Ft. Lauderdale, Orlando and Tampa, Florida.
         "Difficult decisions had to be made," the CEO added when explaining that in order to afford the expansion and pursuit of new opportunities, the company needed to dehub its Dallas/Ft. Worth operation and discontinue all service to Amarillo and Lubbock, Texas. "A commanding market presence is critical," Grinstein asserted, "and we didn't have it in Dallas." The dehubbing of Dallas/Ft. Worth will help the company retain and build a strong, competitive pattern of service in Atlanta, Cincinnati and Salt Lake City.
         Delta anticipates that it will record accounting charges in connection with the decision to dehub Dallas/Ft. Worth, the amount and timing of which have not been finalized.
         Other strategic network changes central to the company's larger transformation include growing Song initially by adding 12 aircraft to its current fleet of 36 beginning in the late Spring of 2005, increasing seasonal domestic service, capitalizing on alliance partnerships and expanding international destinations. In addition, Delta plans to simplify its fleet by retiring at least four fleet types in four years, while increasing aircraft utilization through more efficient hub scheduling.

EXCEL AT OPERATIONAL PERFORMANCE
         "Giving customers a great experience also means excelling at operational performance," Grinstein emphasized. The planned continuous, "un-banked" hub in Atlanta is unique in its design. It will create a constant flow of arrivals and departures that will increase capacity while reducing congestion because of the efficiencies built into the system.
         By eliminating the peaks and valleys and decreasing the amount of time it takes to turn an aircraft, the company said it would able to add 81 flights daily and seven new destinations, while decreasing hourly departures and arrivals by approximately 20 per hour. "This is great for the customer because it means less of a wait in a less-crowded airport," the CEO said.
         Grinstein noted that to deliver the essentials of a customer's great travel experience - including clean aircraft, friendly service, on-time performance and reliable baggage handling - will require flawless execution and greater productivity from every member of the Delta team. "We'll be doing more with less," he said.
         Plans were also unveiled to keep flight crews together throughout the day in an effort to help the airline and its crews be more efficient.


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PAGE 4


SUSTAIN PROFITABLE GROWTH
         "All of these improvements and changes add up to a great value for our customers," Grinstein said. "By investing only in what our customers value, streamlining our operation, and fixing our cost structure we will be able to take it to the competition and win. Our goal is to become an efficient and respected competitor and to be in a position to grow profitably."
         In another in its series of moves to promote profitable growth, the company today announced its intent to file for new U.S.-China service in order to expand its global network.

PROFIT SHARING PLANNED IN THE FACE OF ADDITIONAL JOB LOSSES, PAY CUTS AND BENEFIT REDUCTIONS
         The CEO emphasized that the changes necessary for viability will add customer value and contribute to Delta's survival and any future success. "Regrettably, the changes also will impact Delta people," he said. "Achieving our goals will require enormous change. To take it to the competition, we will have to work harder and more efficiently for less, but if we work together, we should win together. That is why Delta is adamant that its employees have the opportunity to share in any success their contributions help make possible."
         The further restructuring of Delta's employment costs is a "necessary but painful" part of the company's long-term viability and growth equation, Grinstein said. The airline's employment costs continue to be higher than those of network and low cost carriers.
         Delta has called for approximately $1 billion in annual savings from its pilots, and the company and the pilots' union continue to meet in an effort to find mutually acceptable solutions. In addition, the company today announced further employee- and management-based cost saving measures.
         "Our people want and deserve the facts as we know them, no matter how difficult, so there's no sense sugar-coating the situation," Grinstein said before providing employees with the available details of the reductions, which included:
         - a reduction of between 6,000-7,000 jobs over the course of the next 18 months;
         - a 15 percent reduction in administrative overhead costs, including management reductions;
         - reductions in compensation throughout the company, to be announced by the end of September and implemented at a later date; and
         -        increased employee contributions to health care costs.
         Delta anticipates that it will record accounting charges in connection with the employee job reductions, the amount and timing of which have not been finalized.
         In noting the top-to-bottom reductions, the CEO restated his commitment to the principles that the sacrifices necessary for Delta's recovery must be mutually shared, and that employees will benefit from any recovery.
         Delta is set to unveil the employee reward program when it is finalized later in the year, which will include a combination of equity, profit sharing and incentive payouts tied to company performance.
         "From the outset, our plan was to achieve long-term viability by pursuing a 'Delta Solution' unique to us to carve out new territory in the aviation marketplace, and to 'do it once and do it right.' In doing so, we're trying to create the right airline for the new era," Grinstein said. "Given the severity of our financial situation, there are no guarantees for success and there is no time to waste, but with this plan and the commitment of Delta people, who are second to none, I am realistically hopeful about Delta's future."


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

         Delta Air Lines is proud to celebrate its 75th anniversary in 2004. Delta is the world's second largest airline in terms of passengers carried and the leading U.S. carrier across the Atlantic, offering daily flights to 493 destinations in 87 countries on Delta, Song, Delta Shuttle, the Delta Connection carriers and its worldwide partners. Delta's marketing alliances allow customers to earn and redeem frequent flier miles on more than 14,000 flights offered by SkyTeam, Northwest Airlines, Continental Airlines and other partners. Delta is a founding member of SkyTeam, a global airline alliance that provides customers with extensive worldwide destinations, flights and services. For more information, please visit delta.com.
                                      # # #
EDITORS' NOTE: Fact sheet detailing the various aspects of the company's transformation plan is attached and available on-line on Delta's web site at www.delta.com and click on to the news release section at the bottom of the page.

Statements in this news release that are not historical facts, including statements regarding Delta's estimates, beliefs, expectations, intentions, strategies or projections, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, beliefs, expectations, intentions, strategies and projections reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the effects of terrorist attacks, restructurings by competitors, competitive conditions in the airline industry, the cost of aircraft fuel, the outcome of negotiations on collective bargaining agreements, pilot early retirements and other labor issues and our ability to reduce operating expenses. Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in Delta's Securities and Exchange Commission filings, including its Form 10-Q for the quarter ended June 30, 2004, filed with the Commission on August 9, 2004. Caution should be taken not to place undue reliance on Delta's forward-looking statements, which represent Delta's views only as of September 8, 2004, and which Delta has no current intention to update.


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


                        THE RIGHT AIRLINE FOR THE NEW ERA
               DELTA'S TRANSFORMATION PLAN - KEY FACTS AT A GLANCE

OVERVIEW: THE DELTA SOLUTION

- Transformation plan calls for targeting more than $5 billion in annual cash savings by 2006 (compared to 2002) while simultaneously improving the customer traveling experience

- Delta is on track to achieve approximately $2.3 billion of the total savings target by the end of 2004 - a result of the past 24 months of Profit Improvement Initiatives (PII).

- More than 51 percent of the company's network will be restructured by January 31, 2005 to provide greater choice for customers

- Improvements to product and services, network and fleet, operational efficiencies and productivity immediately and over the next 36 months

- Profit sharing, equity and incentives tied to performance planned in the face of additional job losses, pay cuts and benefit reductions

Based on the four cornerstones of the Delta Solution - the four ACES - details include:

ACHIEVING VIABILITY

- Delivering more than $5 billion in additional cash savings by 2006 (compared to 2002)

-        On track to deliver $2.3 billion in savings by the end of this year
         (2004) through PII launched in 2002

- Together with the key initiatives announced today, the requested $1 billion in pilot savings, a significant expansion of PII, and contributions from other stakeholders such as lessors, lenders, and vendors, are intended to deliver the additional savings needed.

CUSTOMER-FOCUSED CULTURE

SIMPLICITY - easier to understand, simpler to use

-        SimpliFares in Cincinnati

- Making SkyMiles loyalty program easier to understand and awards simpler to redeem

- Increase by 15 the cities with kiosk check-in. (81 cities currently have kiosk check in)

- Expanding delta.com functionality to include fare search, refund and reissue transactions. Delta's goal is to migrate 50 percent of its customer transactions to delta.com by the end of 2005.

COMFORT AND STYLE - inviting cabin interiors with updated and upgraded features

-        Improving cabin features - leather seats, more comfort, better lighting

- First prototype on MD-88 to be flying by mid-September; improvements to be phased in over next 18 months

-        Continuing two classes of service

FLEXIBILITY - network and fleet customized to the customer with more flights, better schedules

- Redesigning Delta's primary hub in Atlanta to add more flights than any airline has ever flown from any one city while at the same time reducing congestion

- Growing Cincinnati and Salt Lake by re-deploying aircraft currently used at Dallas/Ft. Worth

- Dehubbing Dallas/Fort Worth to retain and build strong competitive service in Atlanta, Cincinnati and Salt Lake City

- Adding 31 new nonstop flights and 19 additional destinations from key focus cities

- Growing Song by initially adding 12 aircraft to its current fleet of 36, beginning late Spring 2005

- Reducing fleet complexity by retiring a minimum of four fleet types in four years

                                        -more-

EXCEL AT OPERATIONAL PERFORMANCE

-        Unbanking Atlanta hub to increase capacity and reduce congestion

         - Adding 81 flights daily and seven new destinations while decreasing hourly departures and arrivals by approximately 20 per hour

         - A constant flow of arrivals and departures, while reducing congestion, because of efficiencies built into the system

         - Eliminating the peaks and valleys in arrivals and departures and decreasing the time it takes to turn an aircraft

- Keeping flight crews together during the day to help the airline and its crews be more efficient


SUSTAIN PROFITABLE GROWTH

- Increasing international service: Delta intends to file for new U.S. - China service

-        Delta will:

         -        Strengthen secondary hubs
         -        Build further presence in focus cities
         -        Improve West Coast through partnerships
         -        Expand Florida service
         -        Grow New York/JFK
         -        Defend Boston

PROFIT SHARING PLANNED IN THE FACE OF ADDITIONAL JOB LOSSES, PAY CUTS AND BENEFIT REDUCTIONS

- Reduction of between 6,000 and 7,000 jobs over 18 months, on top of 16,000 job cuts in 2001 and 2002

- 15 percent reduction in administrative overhead, including management reductions, to be announced by the end of September, on top of 41 percent cut in administrative/management costs since 2002 (inclusive of personnel reduction savings)

- Reductions to compensation throughout the company to be announced at the end of September and implemented at a later date

-        Increased employee contribution to health care costs

-        Employee Reward Program

         - Includes a combination of equity, profit sharing and incentive payouts tied to company performance

NETWORK SPECIFICS

                                  NUMBER OF                         DELTA       SEATS PER
  ATL              TOTAL           NONSTOP        MAINLINE       CONNECTION     DEPARTURE
SCHEDULE          FLIGHTS       DESTINATIONS       FLIGHTS         FLIGHTS      (DL &DCI)
--------          -------       ------------      --------       ----------     ---------
Current*             970             186             625              345          126
Feb. 2005          1,051             193             688              363          126


                                  NUMBER OF                         DELTA       SEATS PER
  DFW              TOTAL           NONSTOP        MAINLINE       CONNECTION     DEPARTURE
SCHEDULE          FLIGHTS       DESTINATIONS       FLIGHTS         FLIGHTS      (DL &DCI)
--------          -------       ------------      --------       ----------     ---------
Current*             254              69              52              202           72
Feb. 2005             21               3              21                0          156


                                  NUMBER OF                         DELTA       SEATS PER
  CVG              TOTAL           NONSTOP        MAINLINE       CONNECTION     DEPARTURE
SCHEDULE          FLIGHTS       DESTINATIONS       FLIGHTS         FLIGHTS      (DL &DCI)
--------          -------       ------------      --------       ----------     ---------
Current*             590              135            155              435           73
Feb. 2005            619              138            156              463           76


                                  NUMBER OF                         DELTA       SEATS PER
  SLC              TOTAL           NONSTOP        MAINLINE       CONNECTION     DEPARTURE
SCHEDULE          FLIGHTS       DESTINATIONS       FLIGHTS         FLIGHTS      (DL &DCI)
--------          -------       ------------      --------       ----------     ---------
Current*             318               67             92              226           79
Feb. 2005            376               80            113              263           81


*Current = September 2004 schedule

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Delta and Delta Connection carriers will begin NEW and/or additional service from Boston, New York-JFK, Ft. Lauderdale, Orlando and Tampa, Fla.; and Columbus, Ohio. The changes are as follows:

- FROM BOSTON, Delta will offer 2 additional daily flights to Washington D.C. (total of 8); and 1 additional flight to Raleigh/Durham, N.C. (total of 4)

-        FROM NEW YORK-JFK:

         - 2 new daily flights each to Charlotte, N.C.; and Melbourne, Pensacola and Tallahassee, Fla.

         - 1 additional daily flight each, for a total of 3 each, to Greensboro, N.C and Jacksonville, Fla.

         -        1 additional daily flight, for a total of 2, to Pittsburgh

-        FROM FT. LAUDERDALE:

         -        2 new daily flights each to Dayton, Ohio and Norfolk, Va.

         -        1 new daily flight each to Charleston, S.C. and Richmond, Va.

         - 3 additional flights to Raleigh-Durham, N.C., for a total of 5 daily flights.

-        FROM ORLANDO:

         -        2 new daily flights to Knoxville, Tenn.

         -        1 new daily flight each to Asheville, N.C.; Gulfport, Miss.;
                  Lexington, Ky., Little Rock, Ark.; and Panama, City, Fla.

         - 1 additional daily flight each to Birmingham, Ala.; Columbus, Ohio; Greenville/Spartanburg, S.C.; Pensacola, Fla.; and Raleigh-Durham, N.C.

-        FROM TAMPA:

         -        3 new daily flights to Pensacola, Fla.

         - 2 new daily flights each to Dayton, Ohio; Greensboro, N.C., and Raleigh-Durham, N.C.

         - Delta will also add 3 new daily flights between COLUMBUS, OHIO, AND HARTFORD, CONN., on Jan. 31.

Statements in this news release that are not historical facts, including statements regarding Delta's estimates, beliefs, expectations, intentions, strategies or projections, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, beliefs, expectations, intentions, strategies and projections reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the effects of terrorist attacks, restructurings by competitors, competitive conditions in the airline industry, the cost of aircraft fuel, the outcome of negotiations on collective bargaining agreements, pilot early retirements and other labor issues and our ability to reduce operating expenses. Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in Delta's Securities and Exchange Commission filings, including its Form 10-Q for the quarter ended June 30, 2004, filed with the Commission on August 9, 2004. Caution should be taken not to place undue reliance on Delta's forward-looking statements, which represent Delta's views only as of September 8, 2004, and which Delta has no current intention to update.


                                      # # #